UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007

Home Equity Mortgage Loan Asset-Backed Trust, Series INABS 2007-A
(Exact name of issuing entity as specified in its charter)

IndyMac ABS, Inc.
(Exact name of depositor as specified in its charter)

IndyMac Bank, F.S.B.
(Exact name of sponsor as specified in its charter)

Delaware	333-134691-06	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

(a)  Financial Statements.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 13, 2007

INDYMAC ABS, INC.

By:	/s/ Jill Jacobson
Name:	Jill Jacobson
Title:	Vice President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Counsel